                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 24, 2004


                           COMMUNITY BANCSHARES, INC.
                           --------------------------
               (Exact Name of Registrant as Specified in Charter)


    Delaware                      0-16461                      63-0868361
----------------               ---------------            --------------------
(State or Other                 (Commission                  (IRS Employer
 Jurisdiction of                 File Number)               Identification No.)
 Incorporation)

                 68149 Main Street, Blountsville, Alabama 35031
                 -----------------------------------------------
          (Address of Principal Executive Offices, including Zip Code)

                                 (205) 429-1000
                            -----------------------
              (Registrant's Telephone Number, including Area Code)




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ITEM 5.    OTHER EVENTS AND REQUIRED FD DISCLOSURE.

         On June 24, 2004, Community Bancshares, Inc. issued a press release (the "Press Release") announcing the results of its 2004 annual meeting of stockholders. Pursuant to General Instruction F to Form 8-K, the Press Release is attached hereto as Exhibit 99.1 and is incorporated into this Item 5 by reference.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS.

         (c)      Exhibits.

                  The following exhibit is filed herewith:

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
  EXHIBIT NO.                     DESCRIPTION
-------------   ----------------------------------------------------------------

     99.1       Press Release, dated June 24, 2004, of Community Bancshares,
                Inc.

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                                      -2-
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        COMMUNITY BANCSHARES, INC.


                                        /S/ Patrick M. Frawley
                                        ---------------------------------
                                        Patrick M. Frawley
                                        Chairman, Chief Executive Officer and
                                        President

Date:  June 24, 2004


                                      -3-

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                                INDEX TO EXHIBITS


EXHIBIT NO.                                  DESCRIPTION
-----------      -------------------------------------------------------------

   99.1          Press Release, dated June 24, 2004, of Community Bancshares,
                 Inc.